Lambert’s Cove Acquisition Corporation

[10,000,000] Units

Common Stock ($0.0001 par value per Share)
and one Warrant

Underwriting Agreement

[pricing date]

Underwriting Agreement

[pricing date]
UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026

Morgan Joseph & Co., Inc.
[_____________]
[_____________]

As Representatives to the several underwriters listed
in Schedule A annexed hereto (the “Underwriters”)

Ladies and Gentlemen:

Lambert’s Cove Acquisition Corporation, a Delaware corporation (the “Company”), proposes to issue and sell, to the Underwriters for whom you are acting as representatives (the “Representatives”), an aggregate of [10,000,000] Units (the “Units”) of the Company (the “Firm Securities”). In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the Underwriters the option to purchase from the Company up to an additional [1,500,000] Units (the “Additional Securities”). The Firm Securities and the Additional Securities are hereinafter collectively sometimes referred to as the “Securities.” The Securities are described in the Prospectus which is referred to below.

Each Unit consists of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and one warrant to purchase one share of Common Stock (the “Warrants”). The shares of Common Stock and the Warrants included in the Units will not be separately transferable until five days following the earlier to occur of (a) the expiration of the Over-Allotment Option (as herein defined), (b) the exercise in full of the Over-Allotment Option or (c) the announcement by the Underwriters of their intention not to exercise all or any remaining portion of the Over-Allotment Option, subject to (i) the preparation of an audited balance sheet of the Company reflecting receipt by the Company of the proceeds of the offering of the Securities and the filing by the Company of such audited balance sheet with the Commission on a Current Report on Form 8-K or similar form and (ii) the Company issuing a press release announcing when such separate trading will begin. Each Warrant entitles its holder, upon exercise, to purchase one share of Common Stock for $7.50, subject to certain adjustments, during the period commencing on the later of the completion by the Company of its Initial Business Combination or one year from the date of the Prospectus and terminating on the five-year anniversary of the date of the Prospectus or earlier upon redemption or liquidation of the Trust Account (as defined below). As used herein, the term “Initial Business Combination” shall mean any acquisition, through a merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction, joint venture or other similar type of transaction of one or more operating businesses or assets.

Pursuant to a Securities Subscription Agreement, dated as of March 11, 2008 (the “Founder’s Securities Purchase Agreement”), the Company sold in a private placement to Lambert’s Cove Holdings, LLC, and Lambert’s Cove Holdings, LLC purchased from the Company 2,875,000 Units (the “Founder’s Units”), each such Founder’s Unit consisting of one share of Common Stock (the “Founder’s Shares”) and one Warrant to purchase one share of Common Stock (the “Founder’s Warrants”, and collectively with the Founder’s Units and the Founder’s Shares, the “Founder’s Securities”), for an aggregate purchase price of $25,000. [Describe any subsequent transfers to other holders]. The Company has entered into a Subscription Agreement, dated as of March 11, 2008 (the “Private Placement Agreement”), with Lambert’s Cove Holdings, LLC where the Company agreed to sell, and Lambert’s Cove Holdings, LLC agreed to purchase immediately prior to the date of the Prospectus (as defined below) 3,050,000 warrants to purchase one share of Common Stock (the “Insider Warrants”) for an aggregate purchase price of $3,050,000. The Founder’s Units (and underlying Founder’s Shares and Founder’s Warrants) include 375,000 Founder’s Units which are subject to forfeiture by Lambert’s Cove Holdings, LLC [and other stockholders] (the “Forfeit Units”) and are subject to forfeiture to the extent the Over-Allotment Option is not exercised or is exercised in part so that the holder[s] of the Founder’s Units will [collectively] own 20% of the Company’s Units after the offering of the Securities. The Founder’s Shares are identical to the shares of Common Stock contained in the Units except that Lambert’s Cove Holdings, LLC [and other stockholders] has agreed (i) to vote the Founder's Shares in accordance with the majority of the shares of Common Stock voted by the Public Stockholders (as herein defined) in connection with the vote on the Extended Period (as herein defined) or any Initial Business Combination, and (ii) to waive any right to receive a liquidation distribution in the event the Company fails to consummate an Initial Business Combination. The Founder’s Warrants are identical to the Warrants contained in the Units except that (i) they only become exercisable after the consummation of an Initial Business Combination, (ii) they are exercisable on a cashless basis, if held by Lambert’s Cove Holdings, LLC or its permitted assigns, and (iii) they are not redeemable by the Company so long as they are held by Lambert’s Cove Holdings, LLC or its permitted assigns. The Insider Warrants are identical to the Warrants contained in the Units except that (i) they are exercisable on a cashless basis at any time after the consummation of an Initial Business Combination, if held by Lambert’s Cove Holdings, LLC or its permitted assigns and (ii) they are not redeemable by the Company so long as they are held by Lambert’s Cove Holdings, LLC or its permitted assigns. Pursuant to a Securities Escrow Agreement, dated [____] (the “Escrow Agreement”), among the Company, Lambert’s Cove Holdings, LLC[, other stockholders] and American Stock Transfer & Trust Company (the “Escrow Agent”), all of the Founder’s Securities and the Insider Warrants will be placed in escrow with the Escrow Agent and will not be released from escrow until (i) with respect to the Founder’s Securities (including the shares of Common Stock to be issued upon the exercise of the Founder’s Warrants), one year after the consummation of an Initial Business Combination, and (ii) with respect to the Insider Warrants (including the shares of Common Stock to be issued upon exercise of the Insider Warrants), until 30 days after the consummation of an Initial Business Combination. The Founder’s Securities (including the shares of Common Stock to be issued upon the exercise of the Founder’s Warrants) and the Insider Warrants (including the shares of Common Stock to be issued upon exercise of the Insider Warrants) may be released from escrow earlier than such dates if the Over-Allotment Option is not exercised in full or in part in order to have up to 375,000 Forfeit Units cancelled as described above or if, subsequent to an Initial Business Combination, the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property. During the escrow period, Lambert’s Cove Holdings, LLC [and other stockholders] (the “Initial Holder[s]”) will not be able to sell, transfer or dispose of its Founder’s Securities, Insider Warrants or the shares of Common Stock issuable upon exercise of the Founder’s Warrants and Insider Warrants except (i) to an entity’s members upon liquidation (ii) by gift to a member of Initial Holder’s immediate family or to a trust or other entity, the beneficiary of which is an Initial Holder or a member of an Initial Holder’s immediate family, (iii) by virtue of the laws of descent and distribution upon the death of any Initial Holder, (iv) pursuant to a qualified domestic relations order, (v) to an entity that is an Initial Holder, (vi) to any person or entity controlling, controlled by, or under common control with, an Initial Holder or (vii) with respect to an Initial Holder who is an individual, to an entity controlled by such Initial Holder, in each case where the transferee agrees to the terms of the Escrow Agreement and of the Insider Letter (as described below) signed by such Initial Holder.

The Company has entered into a Warrant Agreement, dated as of [         ], with respect to the Warrants, the Founder’s Warrants and the Insider Warrants with American Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”), in substantially the form filed as an exhibit to the Registration Statement (the “Warrant Agreement”).

The Company will enter into an Investment Management Trust Agreement, dated no later than the Closing Date (as defined herein), with American Stock Transfer & Trust Company (the “Trustee”), as trustee, in substantially the form filed as an exhibit to the Registration Statement (the “Trust Agreement”), pursuant to which the proceeds from the sale of the Insider Warrants and certain proceeds of the offering of the Securities will be deposited and held in a trust account at JPMorgan Chase Bank NA (the “Trust Account”) for the benefit of the Company, the Underwriters and holders of the Securities.

The Company has entered into an Administrative Services Agreement, dated [         ], with Lambert’s Cove Holdings, LLC (the “Services Agreement”) substantially in the form filed as an exhibit to the Registration Statement, pursuant to which the Company will pay an aggregate monthly fee of $10,000 for office space and certain general and administrative services, including but not limited to receptionist, secretarial and general office services, from the date hereof until the earlier of (i) the consummation of the Initial Business Combination or (ii) the liquidation of the Company.

The Company will enter into a Registration Rights Agreement, dated no later than the Closing Date, in substantially the form filed as an exhibit to the Registration Statement (the “Registration Rights Agreement”), pursuant to which the Company has granted certain registration rights to Lambert’s Cove Holdings, LLC [and other stockholders] and its permitted transferees in respect of the Founder’s Securities, the Insider Warrants and the shares of Common Stock issuable upon the exercise of the Founder’s Warrants and the Insider Warrants.

The Company will cause Lambert’s Cove Holdings, LLC and each of the Company’s directors and executive officers to enter into letter agreements dated no later than the Closing Date, in substantially the form filed as exhibits to the Registration Statement (the “Insider Letters”), pursuant to which each of Lambert’s Cove Holdings, LLC and the Company’s directors and executive officers agrees to certain matters described as being agreed to by them under the “Proposed Business” section of the Disclosure Package and the Prospectus. [Include any other holders of securities]

[add other agreements, if applicable]

The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (File No. 333-[_______]) under the Act, including a prospectus, relating to the Securities.

Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to the respective Underwriters (the “Effective Time”), including (i) all documents filed as a part thereof, (ii) any information contained in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430A or Rule 430C under the Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of the Securities pursuant to Rule 462(b) under the Act.

The Company has furnished to you, for use by the Underwriters and by dealers in connection with the offering of the Securities, copies of one or more preliminary prospectuses relating to the Securities. Except where the context otherwise requires, “Preliminary Prospectus,” as used herein, means each such preliminary prospectus, in the form so furnished.

Except where the context otherwise requires, “Prospectus,” as used herein, means the prospectus, relating to the Securities, filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), or, if no such filing is required, the final prospectus included in the Registration Statement at the time it became effective under the Act, in each case in the form furnished by the Company to you for use by the Underwriters and by dealers in connection with the offering of the Securities.

“Disclosure Package,” as used herein, means any Preliminary Prospectus together with the information contained in Schedule B hereto.

As used in this Agreement, “business day” shall mean a day on which the New York Stock Exchange (the “NYSE”) is open for trading. The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term “or,” as used herein, is not exclusive.

The Company has prepared and filed, in accordance with Section 12 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”), a registration statement (as amended, the “Exchange Act Registration Statement”) on Form 8-A (File No. [_________]) under the Exchange Act to register, under Section 12(b) of the Exchange Act, the classes of securities consisting of the Units, the Common Stock and the Warrants.

The Company and the Underwriters agree as follows:

1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company the number of Firm Securities set forth opposite the name of such Underwriter in Schedule A attached hereto, subject to adjustment in accordance with Section 8 hereof, in each case at a purchase price of $[9.625] per Unit. The Company is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Securities as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm Securities upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

In addition, the Company hereby grants to the several Underwriters the option (the “Over-Allotment Option”) to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company, ratably in accordance with the number of Firm Securities to be purchased by each of them, all or a portion of the Additional Securities as may be necessary to cover over-allotments made in connection with the offering of the Firm Securities, at the same purchase price per Unit to be paid by the Underwriters to the Company for the Firm Securities. The Over-Allotment Option may be exercised by UBS Securities LLC (“UBS”) on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date of the Prospectus, by written notice to the Company. Such notice shall set forth the aggregate number of Additional Securities as to which the Over-Allotment Option is being exercised and the date and time when the Additional Securities are to be delivered (any such date and time being herein referred to as an “additional time of purchase”); provided, however, that no additional time of purchase shall be earlier than the “time of purchase” (as defined below) nor earlier than the second business day after the date on which the Over-Allotment Option shall have been exercised nor later than the tenth business day after the date on which the Over-Allotment Option shall have been exercised. The number of Additional Securities to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Securities being purchased as the number of Firm Securities set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Securities (subject, in each case, to such adjustment as UBS may determine to eliminate fractional Securities), subject to adjustment in accordance with Section 8 hereof.

In addition to the discount from the public offering price of $[10.00] per Unit represented by the purchase price set forth above, the Company hereby agrees to pay to the Underwriters a deferred discount of $[0.325] per Unit (for both Firm Securities and Additional Securities) purchased hereunder (the “Deferred Discount”). The Deferred Discount will be payable from amounts on deposit in the Trust Account as described in the Registration Statement if and when the Company consummates an Initial Business Combination. The Underwriters hereby agree that if no Initial Business Combination is consummated within the time period provided in the Trust Agreement and the funds held under the Trust Agreement are distributed to the Public Stockholders, (i) the Underwriters will forfeit any rights or claims to the Deferred Discount and (ii) the Trustee under the Trust Agreement is authorized to distribute the Deferred Discount as described in the Registration Statement. The Company hereby agrees that it will not make any amendments to the Trust Agreement or to schedules or exhibits to the Trust Agreement in such a manner as to adversely affect the right of the Underwriters to receive the Deferred Discount as contemplated herein and therein without the written consent of the Underwriters.

2. Payment and Delivery. Payment of the purchase price for the Firm Securities shall be made to the Company by Federal Funds wire transfer against delivery of the certificates for the Firm Securities to you through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on [closing date] (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 8 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called the “time of purchase.” Electronic transfer of the Firm Securities shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

Payment for the Firm Securities shall be made as follows: $[95,450,000] shall be deposited in the Trust Account pursuant to the terms of the Trust Agreement and $[800,000], shall be paid to the order of the Company upon delivery to the Representatives of certificates (in form and substance satisfactory to the Representatives) representing the Firm Securities (or through the facilities of the DTC) for the account of the Underwriters. The Firm Securities shall be registered in such name or names and in such authorized denominations as the Representatives may request in writing at least two (2) business days prior to the time of purchase. The Company will permit the Representatives to examine and package the Firm Securities for delivery, at least one (1) business day prior to the time of purchase. The Company shall not be obligated to sell or deliver the Firm Securities except upon tender of payment by the Representatives for all the Firm Securities.

Payment of the purchase price for the Additional Securities shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Securities. Electronic transfer of the Additional Securities shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify.

Deliveries of the documents described in Section 6 hereof with respect to the purchase of the Securities shall be made at the offices of Clifford Chance US LLP at 31 West 52nd Street, New York, New York 10019, at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Securities or the Additional Securities, as the case may be.

3. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

(a) the Registration Statement has heretofore become effective under the Act or, with respect to any registration statement to be filed to register the offer and sale of Securities pursuant to Rule 462(b) under the Act, will be filed with the Commission and become effective under the Act no later than 10:00 P.M., New York City time, on the date of determination of the public offering price for the Securities; no stop order of the Commission preventing or suspending the use of any Preliminary Prospectus, or the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission; the Exchange Act Registration Statement has become effective as provided in Section 12 of the Exchange Act;

(b) the Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities, will comply, in all material respects, with the requirements of the Act; the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Preliminary Prospectus complied, at the time it was filed with the Commission, and complies as of the date hereof, in all material respects with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Preliminary Prospectus and the date such Preliminary Prospectus was filed with the Commission and ends at the time of purchase did or will any Preliminary Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Preliminary Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Prospectus will comply, as of its date, the date that it is filed with the Commission, the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities, in all material respects, with the requirements of the Act (including, without limitation, Section 10(a) of the Act); at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the Commission and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities did or will the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty in this Section 3(b) with respect to any statement contained in the Registration Statement, any Preliminary Prospectus or the Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement, such Preliminary Prospectus or the Prospectus;

(c) prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Securities by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Securities, in each case other than the Preliminary Prospectuses;

(d) as of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth in the sections of the Registration Statement, the Preliminary Prospectuses and the Prospectus entitled “Capitalization” and “Description of Securities”, and, as of the time of purchase and any additional time of purchase, as the case may be, the Company shall have an authorized and outstanding capitalization as set forth in the sections of the Registration Statement, the Preliminary Prospectuses and the Prospectus entitled “Capitalization” and “Description of Securities”; all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; and the Amended and Restated Certificate of Incorporation of the Company and the Bylaws of the Company, each in the form filed as an exhibit to the Registration Statement, have been heretofore duly authorized and approved in accordance with the Delaware General Corporation Law and shall become effective and in full force and effect at or before the time of purchase; the Units are duly listed, and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the American Stock Exchange (the “AMEX”);

(e) the holders of any outstanding securities of the Company have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any other security of the Company or similar contractual rights granted by the Company. The offers and sales of the Founder’s Securities and the Insider Warrants were at all relevant times, based in part on the representations and warranties of the purchaser of such securities, exempt from registration under the Act. The holders of outstanding securities of the Company are not entitled to preemptive or other rights to subscribe for the Securities; and, except for the Founder’s Warrants and the Insider Warrants, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;

(f) the capital stock of the Company conforms in all material respects to the description thereof contained in the Preliminary Prospectuses, the Registration Statement and the Prospectus and the certificates for the Securities are in due and proper form;

(g)

(1) The Securities have been duly authorized and when executed by the Company and countersigned and issued and delivered against payment therefor by the Underwriters pursuant to this Agreement will be validly issued, fully paid and non-assessable.

(2) The Common Stock included in the Units has been duly authorized and, when issued and delivered against payment for the Securities by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and non-assessable. The holders of such Common Stock are not and will not be subject to personal liability by reason of being such holders; such Common Stock is not and will not be subject to any preemptive or other similar contractual rights granted by the Company.

(3) The Warrants included in the Units have been duly authorized and, when executed, authenticated, issued and delivered in the manner set forth in the Warrant Agreement against payment for the Securities by the Underwriters pursuant to this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally from time to time in effect and by equitable principles of general applicability.

(4) The shares of Common Stock issuable upon exercise of the Warrants included in the Units have been duly authorized and reserved for issuance and, when issued and delivered against payment therefor pursuant to the Warrants and the Warrant Agreement, will be validly issued, fully paid and non-assessable. The holders of such Common Stock are not and will not be subject to personal liability by reason of being such holders; such Common Stock is not and will not be subject to any preemptive or other similar contractual rights granted by the Company;

(h) except as set forth in the Registration Rights Agreement, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Act or to include any such securities in a registration statement to be filed by the Company;

(i)

(1) No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company from its inception through and including the date hereof, except as disclosed in the Registration Statement.

(2) Neither the Company nor any of its affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be “integrated” pursuant to the Act with the offer and sale of the Securities pursuant to the Registration Statement;

(j) the Founder’s Units have been duly authorized and are validly issued and are fully paid and non-assessable. The Founder’s Shares have been duly authorized and are validly issued and are fully paid and non-assessable. The Founder’s Warrants have been duly authorized, executed, authenticated, issued, delivered, and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally from time to time in effect and by equitable principles of general applicability. The Insider Warrants have been duly authorized and, when executed, authenticated, issued and delivered in the manner set forth in the Private Placement Agreement against payment therefor by Lambert’s Cove Holdings, LLC pursuant to the Private Placement Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally from time to time in effect and by equitable principles of general applicability. The shares of Common Stock issuable upon exercise of the Founder’s Warrants and the Insider Warrants have been duly authorized and reserved for issuance and, when issued and delivered against payment therefor pursuant to the Founder’s Warrants and the Insider Warrants, as the case may be, and the Warrant Agreement will be validly issued, fully paid and non-assessable. Prior to the time of purchase, the entire $3,050,000 of the proceeds from the sale of the Insider Warrants shall have been deposited in the Trust Account. Lambert’s Cove Holdings, LLC [and other stockholders] has (1) waived any and all rights and claims it may have to any proceeds, and any interest thereon, held in the Trust Account in respect of the Founder’s Shares and the shares of Common Stock issuable upon exercise of the Founder’s Warrants and the Insider Warrants in the event that an Initial Business Combination is not consummated and the Trust Account is liquidated in accordance with the terms of the Trust Agreement, and (2) agreed to vote the Founder’s Shares in accordance with the majority of the shares of Common Stock voted by the Public Stockholders (as defined below) in connection with the vote on the Extended Period (as defined below) or any Initial Business Combination; Lambert’s Cove Holdings, LLC [and other stockholders] has agreed, during the applicable escrow periods of the Escrow Agreement, not to sell, transfer or dispose of its Founder’s Securities, Insider Warrants or the shares of Common Stock issuable upon exercise of its Founder’s Warrants and its Insider Warrants except (i) to an entity’s members upon liquidation (ii) by gift to a member of Initial Holder’s immediate family or to a trust or other entity, the beneficiary of which is an Initial Holder or a member of an Initial Holder’s immediate family, (iii) by virtue of the laws of descent and distribution upon the death of any Initial Holder, (iv) pursuant to a qualified domestic relations order, (v) to an entity that is an Initial Holder, (vi) to any person or entity controlling, controlled by, or under common control with, an Initial Holder or (vii) with respect to an Initial Holder who is an individual, to an entity controlled by such Initial Holder, in each case where the transferee agrees to the terms of the Escrow Agreement and of the Insider Letter signed by such Initial Holder; Lambert’s Cove Holdings, LLC and each of the Company’s directors and officers have agreed to vote any shares of Common Stock acquired in the offering of the Securities or in the aftermarket in favor of the Extended Period or an Initial Business Combination submitted to the Company’s stockholders for approval.

(k) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Preliminary Prospectuses, the Registration Statement and the Prospectus, to execute and deliver this Agreement and to issue, sell and deliver the Securities as contemplated herein, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification.

(l) the Company has no subsidiaries (as defined under the Act); the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity. Complete and correct copies of the charter and the bylaws of the Company and all amendments thereto have been delivered to you, and, except as set forth in the exhibits to the Registration Statement, no changes therein will be made on or after the date hereof through and including the time of purchase or, if later, any additional time of purchase;

(m)

(1) This Agreement has been duly authorized, executed and delivered by the Company.

(2) The Trust Agreement has been duly authorized, and upon execution and delivery by the Company on or before the Closing Date, will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally from time to time in effect and by equitable principles of general applicability.

(3) The Warrant Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally from time to time in effect and by equitable principles of general applicability.

(4) The Private Placement Agreement has been duly authorized, executed and delivered by each of the Company and Lambert’s Cove Holdings, LLC and is a valid and binding agreement of each of the Company and Lambert’s Cove Holdings, LLC, enforceable against each of the Company and Lambert’s Cove Holdings, LLC in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditor’s rights generally from time to time in effect and by equitable principles of general applicability.

(5) The Services Agreement has been duly authorized, executed and delivered by the Company and Lambert’s Cove Holdings, LLC and is a valid and binding agreement of the Company and Lambert’s Cove Holdings, LLC, enforceable against the Company and Lambert’s Cove Holdings, LLC, in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally from time to time in effect and by equitable principles of general applicability.

(6) The Registration Rights Agreement has been duly authorized, and upon execution and delivery by each of the Company and Lambert’s Cove Holdings, LLC [and other stockholders] on or before the Closing Date, will be a valid and binding agreement of the Company and Lambert’s Cove Holdings, LLC [and other stockholders] enforceable against the Company and Lambert’s Cove Holdings, LLC [and other stockholders] in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally from time to time in effect and by equitable principles of general applicability.

(7) The Founder’s Securities Purchase Agreement has been duly authorized, executed and delivered by each of the Company and Lambert’s Cove Holdings, LLC and is a valid and binding agreement of each of the Company and Lambert’s Cove Holdings, LLC, enforceable against each of the Company and Lambert’s Cove Holdings, LLC in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditor’s rights generally from time to time in effect and by equitable principles of general applicability.

(8) The Escrow Agreement has been duly authorized, executed and delivered by each of the Company and Lambert’s Cove Holdings, LLC [and other stockholders] and is a valid and binding agreement of each of the Company and Lambert’s Cove Holdings, LLC [and other stockholders], enforceable against each of the Company and Lambert’s Cove Holdings, LLC [and other stockholders] in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditor’s rights generally from time to time in effect and by equitable principles of general applicability.

(9) Each of the Insider Letters has been duly authorized, executed and delivered by Lambert’s Cove Holdings, LLC and each of the Company’s directors and executive officers respectively and is a valid and binding agreement of Lambert’s Cove Holdings, LLC and each of the Company’s directors and executive officers respectively, enforceable against Lambert’s Cove Holdings, LLC and each of the Company’s directors and executive officers respectively in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally from time to time in effect and by equitable principles of general applicability.

(10) [add other appropriate agreements, if applicable]

(n) no consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Trust Agreement, the Warrant Agreement, the Private Placement Agreement, the Services Agreement, the Registration Rights Agreement, the Founder’s Securities Purchase Agreement, the Escrow Agreement, or the Insider Letters, except such as have been obtained under the Act[, such as have been obtained under the federal and provincial securities laws of Canada,] and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Registration Statement, the Preliminary Prospectuses and the Prospectus [add other appropriate agreements, if applicable];

(o) neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof or of the Trust Agreement, the Warrant Agreement, the Private Placement Agreement, the Services Agreement, the Registration Rights Agreement, the Founder’s Securities Purchase Agreement, the Escrow Agreement or the Insider Letters will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or Lambert’s Cove Holdings, LLC pursuant to (i) the charter or by-laws or other organizational documents of the Company or Lambert’s Cove Holdings, LLC, as the case may be, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or Lambert’s Cove Holdings, LLC is a party or bound or to which their respective property is subject, or (iii) any statute, law, rule, or regulation, judgment, order or decree applicable to the Company or Lambert’s Cove Holdings, LLC of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or Lambert’s Cove Holdings, LLC any of their respective properties [add other appropriate agreements];

(p) neither the Company nor Lambert’s Cove Holdings, LLC is in violation or default of (i) any provision of its charter or bylaws or other organizational documents, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, or judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or Lambert’s Cove Holdings, LLC, as applicable;

(q) except as described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Securities;

(r) the Company has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any applicable law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct its business; the Company is not in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company;

(s) there are no actions, suits, claims, investigations or proceedings pending or, to the Company’s knowledge, threatened or contemplated to which the Company, Lambert’s Cove Holdings, LLC or any of their respective directors, officers, managers or members is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the AMEX);

(t) Rothstein Kass (“RK”) are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder and the Public Company Accounting Oversight Board (including the rules and regulations promulgated by such entity). RK has not, during the periods covered by the financial statements included in the Disclosure Package and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act;

(u) the Company has obtained for the benefit of the Underwriters the agreement (a “Lock-Up Agreement”), in the form set forth as Exhibit A hereto, of (i) each of its directors and “officers” (within the meaning of Rule 16a-1(f) under the Exchange Act) and (ii) each other person named in Exhibit A-1 hereto;

(v) the financial statements, including the notes thereto and the supporting schedules, if any, of the Company included in the Preliminary Prospectuses, the Prospectus and the Registration Statement present fairly the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). There are no pro forma or as adjusted financial statements that are required to be included in the Preliminary Prospectuses, the Registration Statement and the Prospectus in accordance with Regulation S-X that have not been included as so required;

(w) the Company is not party to any off-balance sheet transactions, arrangements, obligations (including contingent obligations), or other relationships with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses;

(x) the statistical, industry-related and market-related data included in the Registration Statement, the Preliminary Prospectuses and the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived;

(y) subsequent to the respective dates as of which information is given in the Registration Statement, the Preliminary Prospectuses and the Prospectus, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company, (ii) any transaction which is material to the Company, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company, which is material to the Company, (iv) any change in the capital stock or outstanding indebtedness of the Company or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company;

(z) the Company is not, and at no time during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities will the Company be, and, after giving effect to the offering and sale of the Securities, the Company will not be, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(aa) the Company is not and, after giving effect to the offering and sale of the Securities, the Company will not be a “holding company” or a “subsidiary company” of a “holding company” or an “affiliate” of a “holding company” or of a “subsidiary company,” as such terms are defined in the Public Utility Holding Company Act of 1935, as amended (the “Public Utility Holding Company Act”);

(bb) the Company and its properties, assets and operations are in compliance with, and the Company holds all permits, authorizations and approvals required under, Environmental Laws (as defined below); there are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company under, or to interfere with or prevent compliance by the Company with, Environmental Laws; the Company (i) is not the subject of any investigation, (ii) has not received any notice or claim, (iii) is not a party to or affected by any pending or, to the Company’s knowledge, threatened action, suit or proceeding, (iv) is not bound by any judgment, decree or order or (v) has not entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

(cc) all tax returns required to be filed by the Company have been timely filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided;

(dd) the Company maintains insurance covering its properties, operations, personnel and businesses as the Company reasonably deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and its business; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and each additional time of purchase, if any; the Company has no reason to believe that it will not be able to renew any such insurance as and when such insurance expires;

(ee) the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(ff) the Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company is made known to the Company’s Chief Executive Officer and its [Principal Financial Officer] by others within the Company, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s independent auditors and the Audit Committee of the board of directors of the Company have been advised of: (i) all significant deficiencies, if any, in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data; and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; all material weaknesses, if any, in internal controls have been identified to the Company’s independent auditors; since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; and the Company has taken all necessary actions to ensure that, upon and at all times after the filing of the Registration Statement, the Company and its officers and directors, in their capacities as such, will be in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations promulgated thereunder;

(gg) “each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Preliminary Prospectuses and the Prospectus has been made or reaffirmed with a reasonable basis and in good faith;

(hh) the issuance and sale of the Securities as contemplated hereby will not cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any shares of preferred stock of the Company;

(ii) neither the Company nor any of its directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

(jj) there are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Company of the Securities;

(kk) the Company owns or leases all such properties as are necessary to the conduct of its operations as presently conducted;

(ll) the Company has fulfilled its obligations, if any, under Section 515 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (“ERISA”); the Company does not maintain nor is it required to contribute to a “welfare plan” (as defined in Section 3(1) of ERISA) which provides retiree or other post-employment welfare benefits or insurance coverage (other than “continuation coverage” (as defined in Section 602 of ERISA)); and the Company has not incurred nor could it reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under Section 4062, 4063, or 4064 of ERISA, or any other liability under Title IV of ERISA;

(mm)

(1) Neither the Company or Lambert’s Cove Holdings, LLC, nor any director, officer, agent or affiliate of the Company is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA (as defined below), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. “FCPA” means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(2) The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, including the Money Laundering Control Act of 1986, as amended, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(3) Neither the Company or Lambert’s Cove Holdings, LLC, nor any director, officer, agent or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company (either directly or through the Trust) will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(4) Neither the Company or Lambert’s Cove Holdings, LLC, nor any officer or director has violated: (a) the Bank Secrecy Act, as amended, (b) the Money Laundering Laws, or (c) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, and/or the rules and regulations promulgated under any such law, or any successor law;

(nn) all information contained in the questionnaires (the “Questionnaires”) completed by Lambert’s Cove Holdings, LLC, and each of the Company’s officers and directors and provided to the Underwriters as an exhibit to its, his or her Insider Letter is true and correct and the Company has not become aware of any information which would cause the information disclosed in the Questionnaires completed by Lambert’s Cove Holdings, LLC, and each of the Company’s officers or directors to become inaccurate and incorrect;

(oo) prior to the date hereof, none of the Company, its officers and directors nor Lambert’s Cove Holdings, LLC, or any affiliates thereof had, and as of the Closing Date, the Company and such officers and directors, Lambert’s Cove Holdings, LLC and their affiliates will not have had: (a) any specific Initial Business Combination under consideration or contemplation or (b) any interactions or discussions with any target business relating to a possible Initial Business Combination;

(pp)

(1) Except as described in the Registration Statement, the Preliminary Prospectuses and the Prospectus, there are no claims, payments, arrangements, contracts, agreements or understandings relating to the payment of a brokerage commission or finder’s, consulting, origination or similar fee by the Company or Lambert’s Cove Holdings, LLC, with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings of the Company or, to the knowledge of the Company, Lambert’s Cove Holdings, LLC that may affect the Underwriters’ compensation, as determined by the Financial Industry Regulatory Authority (the “FINRA”).

(2) The Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) to any FINRA member; or (iii) to any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the twelve months prior to the effective date of the Registration Statement, other than payments to the Underwriters.

(3) No officer, director, or beneficial owner of any class of the Company’s securities (whether debt or equity, registered or unregistered, regardless of the time acquired or the source from which derived) (any such individual or entity, a “Company Affiliate”) is a member, a person associated, or affiliated with a member of the FINRA.

(4) No Company Affiliate is an owner of stock or other securities of any member of the FINRA (other than securities purchased on the open market).

(5) No Company Affiliate has made a subordinated loan to any member of the FINRA.

(6) No proceeds from the sale of the Securities (excluding underwriting compensation as disclosed in the Disclosure Package and the Prospectus) will be paid to any FINRA member, or any persons associated or affiliated with a member of the FINRA.

(7) The Company has not issued any warrants or other securities, or granted any options, directly or indirectly to anyone who is a potential underwriter in the offering or a related person (as defined by FINRA rules) of such an underwriter within the 180-day period prior to the initial filing date of the Registration Statement.

(8) No person to whom securities of the Company have been privately issued within the 180-day period prior to the initial filing date of the Registration Statement has any relationship or affiliation or association with any member of the FINRA.

(9) No FINRA member intending to participate in the offering of the Securities has a conflict of interest with the Company. As used herein, “participating in the offering,” or words of like import, means participation in the preparation of the offering or other documents, participation in the distribution of the offering on an underwritten, non-underwritten, or any other basis, furnishing of customer and/or broker lists for solicitation, or participation in any advisory or consulting capacity to the Company related to the offering. For this purpose, a “conflict of interest” exists when a member of the FINRA and/or its associated persons, parent or affiliates in the aggregate beneficially own 10% or more of the Company’s outstanding subordinated debt or common equity, or 10% or more of the Company’s preferred equity. “FINRA member participating in the offering” includes any associated person of an FINRA member that is participating in the offering, any members of such associated person’s immediate family, and any affiliate of an FINRA member that is participating in the offering;

(qq) neither Lambert’s Cove Holdings, LLC nor any director or officer of the Company is subject to a non-competition agreement, non-solicitation agreement or other agreement with any employer or prior employer or any other person which could materially affect its ability to be and act in the capacity of stockholder, officer, director or service provider of the Company or to refer business opportunities to the Company;

(rr) the agreements and documents described in the Preliminary Prospectuses, the Registration Statement and the Prospectus conform in all material respects to the descriptions thereof contained therein. There is no franchise, contract or other document of a character required to be described in the Registration Statement, the Preliminary Prospectuses or the Prospectus, or to be filed as an exhibit to the Registration Statement, which is not described or filed as required (and the Preliminary Prospectuses contain in all material respects the same description of the foregoing matters contained in the Prospectus); and the statements in the Preliminary Prospectuses and the Prospectus under the headings “Proposed Business,” “Principal Stockholders,” “Certain Relationships and Related Transactions,” “Description of Securities,” and “Material U.S. Federal Income Tax Considerations,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings;

(ss) no relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, stockholder, special advisor, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Act or the Exchange Act to be described in the Preliminary Prospectuses or the Prospectus which is not described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement, the Preliminary Prospectuses and the Prospectus. The Company has not extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or officer of the Company;

(tt) the Company has not offered, or caused the Underwriters to offer, the Securities to any person or entity with the intention of unlawfully influencing: (a) a customer or supplier of the Company or any affiliate of the Company to alter the customer’s or supplier’s level or type of business with the Company or such affiliate or (b) a journalist or publication to write or publish favorable information about the Company or any such affiliate;

(uu) the Company has not prepared or used a Free Writing Prospectus;

(vv) upon delivery and payment for the Securities on the time of purchase and any additional time of purchase, the Company will not be subject to Rule 419 under the Act and none of the Company’s outstanding securities will be deemed to be a “penny stock” as defined in Rule 3a51-1 under the Exchange Act.

In addition, any certificate signed by any officer, director or affiliate of the Company and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Securities shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

4. Certain Covenants of the Company. The Company hereby agrees:

(a) to furnish such information as may be required and otherwise to cooperate in qualifying the Securities for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Securities; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Securities); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(b) to make available to the Underwriters in New York City, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the Act or any similar rule), in connection with the sale of the Securities, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

(c) if, at the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Act, to be filed with the Commission and become effective before the Securities may be sold, the Company will use its best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Act, as soon as possible; and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner in accordance with such Rules);

(d) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or the Exchange Act Registration Statement, any Preliminary Prospectus or the Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or the Exchange Act Registration Statement, any Preliminary Prospectus or the Prospectus, and to provide you and Underwriters’ counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall object in writing;

(e) subject to Section 4(d) hereof, to file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act for so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities; and to provide you, for your review and comment, with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and to file no such report, statement or document to which you shall have objected in writing; and to promptly notify you of such filing;

(f) to advise the Underwriters promptly of the happening of any event within the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities, which event could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise the Underwriters promptly if, during such period, it shall become necessary to amend or supplement the Prospectus to cause the Prospectus to comply with the requirements of the Act, and, in each case, during such time, subject to Section  hereof, to prepare and furnish, at the Company’s expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change or to effect such compliance;

(g) if, at any time prior to the filing of the Prospectus pursuant to Rule 424(b) under the Act, any event occurs as a result of which the Disclosure Package would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, the Company will (i) notify promptly the Representatives so that any use of the Disclosure Package may cease until it is amended or supplemented; (ii) amend or supplement the Disclosure Package to correct such statement or omission; and (iii) supply any amendment or supplement to you in such quantities as you may reasonably request.

(h) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period but in any case not later than [to be inserted: due date of 10-K/10-Q that would qualify under Rule 158 as an earnings statement covering 12 months after effectiveness];

(i) to furnish to you copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

(j) to apply the net proceeds from the sale of the Securities in the manner set forth under the caption “Use of Proceeds” in the Prospectus and Disclosure Package and to file such reports with the Commission with respect to the sale of the Securities and the application of the proceeds therefrom as may be required by Rule 463 under the Act;

(k) to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Securities including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Securities for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Securities on any securities exchange or qualification of the Securities for quotation on the AMEX and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Securities by the FINRA, including the legal fees and filing fees and other disbursements of counsel to the Underwriters relating to FINRA matters, (vii) the fees and disbursements of any transfer agent or registrar for the Securities, (viii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Securities to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the costs and expenses of qualifying the Securities for inclusion in the book-entry settlement system of the DTC, (x) the preparation and filing of the Exchange Act Registration Statement, including any amendments thereto and (xi) the performance of the Company’s other obligations hereunder;

(l) beginning on the date hereof and ending on, and including, the date that is 180 days after the date of the Prospectus (the “Lock-Up Period”), without the prior written consent of the Representatives, not to (i) issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any Units, Common Stock, Warrants or any other securities of the Company that are substantially similar to Units, Common Stock, Warrants or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) file or cause to become effective a registration statement under the Act relating to the offer and sale of any Units, Common Stock, Warrants or any other securities of the Company that are substantially similar to Units, Common Stock, Warrants or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Units, Common Stock, Warrants or any other securities of the Company that are substantially similar to Units, Common Stock, Warrants or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Units, Common Stock, Warrants or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, the registration of the offer and sale of the Securities as contemplated by this Agreement; provided, however, that if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Section 4(l) shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs;

(m) prior to the time of purchase or any additional time of purchase, as the case may be, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Company, the financial condition, results of operations, business, properties, assets, or liabilities of the Company, or the offering of the Securities, without your prior consent;

(n) not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any Securities by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Securities, in each case other than the Prospectus;

(o) not to directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

(p) to use its best efforts to cause the Units, Common Stock and Warrants to be listed on the AMEX and to maintain such listing of the Units, Common Stock and Warrants on the AMEX;

(q) to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Units, Common Stock and Warrants;

(r) not to make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405) required to be filed by the Company with the Commission or retained by the Company under Rule 433;

(s) for a period of at least four (4) years from the effective date of the Registration Statement, or until such earlier time upon which the Company is required to be liquidated or, in the case of the Warrants, until all of the Warrants have expired or are redeemed, to use its best efforts to maintain the registration of the Units, Common Stock and Warrants under the provisions of the Exchange Act. The Company will not deregister the Units, Common Stock or Warrants under the Exchange Act without the prior written consent of the Representatives;

(t) to, on the date hereof, retain its registered independent public accountants to audit the financial statements of the Company as of the time of purchase (the “Audited Financial Statements”) reflecting the receipt by the Company of the proceeds for the offering of the Securities and the Insider Warrants. As soon as the Audited Financial Statements become available, the Company shall immediately file a Current Report on Form 8-K with the Commission, which Report shall contain the Company’s Audited Financial Statements. Additionally, upon the Company’s receipt of the proceeds from the exercise of all or any portion of the Over-Allotment Option, the Company shall immediately file a Current Report on Form 8-K with the Commission, which report shall disclose the Company’s sale of the Additional Securities and its receipt of the proceeds therefrom;

(u) for a period of at least three (3) years from the effective date of the Registration Statement or until such earlier time that the Company is required to be liquidated, to, at its expense, cause its regularly engaged independent registered public accounting firm to review (but not audit) the Company’s financial statements for each of the first three fiscal quarters prior to the announcement of quarterly financial information, the filing of the Company’s Form 10-Q quarterly report and the mailing, if any, of quarterly financial information to stockholders;

(v) for a period of five (5) years from the effective date of the Registration Statement or until such earlier time that the Company is required to be liquidated, to furnish to the Representatives such copies of financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of its securities and such additional documents and information with respect to the Company as the Representatives may from time to time reasonably request;

(w) that,

(i) In no event will the fees payable under the Services Agreement be more than $10,000 per month in the aggregate.

(ii) Except as set forth in this subsection (ii), the Company shall not pay Lambert’s Cove Holdings, LLC or any of the Company’s directors or officers or any of their affiliates any fees, reimbursements, cash payments or compensation of any kind (including finder’s and consulting fees and the issuance of securities of the Company) for services rendered to the Company prior to, or in connection with, the consummation of the Initial Business Combination; provided that the Company’s officers and directors shall be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating an Initial Business Combination from the amounts not held in the Trust Account and interest income of up to $2,500,000 which may be released to the Company from the Trust Account.

(iii) The Company shall not consummate an Initial Business Combination with any Underwriter, or selling group member, or any of their affiliates;

(x) that the Trust Agreement, Warrant Agreement, Insider Letters, Private Placement Agreement, Founder’s Securities Purchase Agreement, and Escrow Agreement shall not be amended, modified or otherwise changed without the prior written consent of the Representatives [add other agreements, if applicable];

(y)

(i) in the event any person or entity (regardless of any FINRA affiliation or association) is engaged to assist the Company in its search for a merger or acquisition candidate or to provide any other merger and acquisition services, the Company will provide the following to the FINRA and the Representatives prior to the consummation of the Initial Business Combination: (i) complete details of all services and copies of agreements governing such services; and (ii) justification as to why the person or entity providing the merger and acquisition services should not be considered an “underwriter and related person” with respect to the Company’s initial public offering, as such term is defined in Rule 2710 of the FINRA’s Conduct Rules. The Company also agrees that proper disclosure of such arrangement or potential arrangement will be made in the proxy statement which the Company will file for purposes of soliciting stockholder approval for the Initial Business Combination;

(ii) to advise the FINRA if it is aware that any 5% or greater stockholder of the Company becomes an affiliate or associated person of a FINRA member participating in the distribution of the Securities;

(z) to cause the proceeds to be held in the Trust Account to be invested only in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 180 days or less, and/or in any open ended investment company registered under the Investment Company Act that holds itself out as a money market fund selected by the Company meeting the conditions of paragraphs (c)(2), (c)(3) and (c)(4) of Rule 2a-7 promulgated under the Investment Company Act, as set forth in the Trust Agreement and disclosed in the Preliminary Prospectuses and the Prospectus. The Company will otherwise conduct its business in a manner so that it will not become subject to the Investment Company Act. Furthermore, once the Company consummates the Initial Business Combination, it will be engaged in a business other than that of investing, reinvesting, owning, holding or trading securities;

(aa) during the period prior to the Company’s Initial Business Combination, the Company may instruct the Trustee under the Trust Agreement to release (1) to the Company from the Trust Account interest income earned on the Trust Account balance to pay any taxes incurred by the Company, (2) to the Company’s redeeming stockholders voting against the Extended Period (as defined below) from the Trust Account, as described in the Preliminary Prospectuses and the Prospectus, and (3) to the Company from the Trust Account interest income earned of up to $2,500,000 on the amounts held in the Trust Account to fund the Company’s working capital requirements. After an aggregate of $2,500,000 is released to the Company, any interest income earned on the amounts held in the Trust Account (net of taxes payable and amounts paid to redeeming stockholders voting against the Extended Period) will remain in the Trust Account until the earlier of the consummation of the Company’s Initial Business Combination or its liquidation;

(bb) to reserve and keep available that maximum number of its authorized but unissued securities which are issuable upon exercise of any of the Founder’s Warrants, the Insider Warrants, or the Warrants outstanding from time to time;

(cc) prior to the consummation of the Initial Business Combination or the liquidation of the Trust Account, not to issue any shares of Common Stock, Warrants or any options or other securities convertible into or exchangeable for Common Stock or any shares of preferred stock which participate in any manner in the Trust Account or which vote as a class with the Common Stock on the Extended Period or an Initial Business Combination;

(dd) not to consummate any other business combination, merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar transaction prior to the Initial Business Combination;

(ee) prior to the consummation of the Initial Business Combination or the liquidation of the Trust Account, to cause the Company’s audit committee to review and approve all payments made to Lambert’s Cove Holdings, LLC, the Company’s officers, directors or the Company’s or their affiliates and to cause any payments made to members of the Company’s audit committee or their affiliates to be reviewed and approved by the Company’s board of directors, with any interested directors abstaining from such review and approval;

(ff) prior to the consummation of the Initial Business Combination or the liquidation of the Trust Account, to cause the Company’s audit committee to monitor compliance on a quarterly basis with the terms of the offering of the Securities and, if any noncompliance is identified, immediately to take all action necessary to rectify such noncompliance or otherwise cause compliance with the terms of the offering of the Securities;

(gg) prior to the consummation of the Initial Business Combination or the liquidation of the Trust Account, not to enter into any transaction with any of the Company’s officers or directors or any of the Company’s or their respective affiliates, including loans by the Company’s officers and directors and any forgiveness of loans, (1) without the prior approval by a majority of the Company’s disinterested, “independent” (as defined below) directors or the members of the Company’s board of directors who do not have an interest in the transaction, in either case who had access, at the Company’s expense, to the Company’s attorneys or independent legal counsel, and (2) unless the Company’s disinterested, “independent” (as defined below) directors determine that the terms of such transaction are no less favorable to the Company than those that would be available to the Company with respect to such a transaction from unaffiliated third parties (as used herein “independent” means a director who qualifies as (a) an “independent director” under Section 121 of the AMEX’s AMEX Company Guide and (b) independent under Rule 10A-3 under the Exchange Act).

(hh) to use its best efforts to prevent the Company from becoming subject to Rule 419 under the Act prior to the consummation of the Initial Business Combination, including, but not limited to, using its best efforts to prevent any of the Company’s outstanding securities from being deemed to be a “penny stock” as defined in Rule 3a51-1 under the Exchange Act during such period;

(ii) to maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (1) transactions are executed in accordance with management’s general or specific authorization, (2) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with U.S. generally accepted accounting principles and to maintain accountability for assets, (3) access to assets is permitted only in accordance with management’s general or specific authorization, and (4) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(jj) as soon as it is legally required to do so, the Company and any of the Company’s directors or officers, in their capacities as such, shall take all actions necessary to (1) comply with any provision of the Sarbanes-Oxley Act and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications and (2) comply with the requirements of the AMEX’s AMEX Company Guide;

(kk) not to take any action or omit to take any action that would cause the Company to be in breach or violation of its Amended and Restated Certificate of Incorporation, as amended, or Bylaws, as amended. Prior to the consummation of an Initial Business Combination or until the distribution of the Trust Account, the Company will not amend its Amended and Restated Certificate of Incorporation without the prior written consent of the Representatives; provided, that the Company may amend its Amended and Restated Certificate of Incorporation as provided below in Section 4(ll);

(ll) in the event the Company has entered into a definitive agreement with respect to an Initial Business Combination within 24 months from the date of the Prospectus and the Company seeks stockholder approval of the Extended Period (as defined below), as described in the Preliminary Prospectuses and the Prospectus, to cause Lambert’s Cove Holdings, LLC and the Company’s directors and officers to vote all their Founder’s Shares in accordance with a majority of the shares of Common Stock voted by the Public Stockholders (as defined below) and to vote any other shares of Common Stock held by them, whenever and however acquired, in favor of the Extended Period. At the time the Company seeks approval of the Extended Period, the Company will offer to each Public Stockholder the right to redeem their shares of Common Stock at a per share redemption price (the “Extended Period Redemption Price”), calculated as of the date of the meeting of stockholders called for the purpose of approving the Extended Period, equal to (A) the amount in the Trust Account (inclusive of (x) the proceeds from the offering of the Securities and the sale of Insider Warrants held in trust, (y) the amount held in the Trust Account representing the Deferred Discount and (z) any interest income earned on the funds held in the Trust Account, net of taxes payable, that are not released to the Company to cover its operating expenses in accordance with Section 4(aa)), divided by (B) the total number of IPO Shares (as defined below). Further, in connection with any Extended Period the Company submits to the Company’s stockholders for approval, the Company shall also submit to its stockholders a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to provide for the Company’s corporate life to continue until [_______], 2011, thereby extending the limitation that the Company’s corporate life continue only until [_______], 2010. If (A) the Company has entered into a definitive agreement with respect to an Initial Business Combination within 24 months from the date of the Prospectus and (B) if (x) a majority of the shares voted by the holders of IPO Shares are voted to approve the Extended Period, (y) holders of no more than one share less than 40% of the IPO Shares vote against such approval of the Extended Period and elect to redeem their IPO Shares, and (z) a majority of the Company’s outstanding shares of Common Stock are voted to approve the amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for the Company’s continued existence until [_______], 2011, the Company will have an additional 12 months from the date of the Prospectus to complete an Initial Business Combination (the “Extended Period”) and the Company will redeem shares, based upon the Extended Period Redemption Price, from those holders of IPO Shares who affirmatively requested such redemption and who voted against the Extended Period. Only Public Stockholders shall be entitled to receive distributions from the Trust Account in connection with the approval of the Extended Period, and the Company shall pay no distributions with respect to any other holders of shares of capital stock of the Company. If holders of 40% or more of the IPO Shares vote against approval of the Extended Period and elect to redeem their IPO Shares (or if the Extended Period is not approved by a majority of the shares voted by the holders of IPO Shares or the amendment to the Company’s Amended and Restated Certificate of Incorporation is not approved by a majority of the Company’s outstanding shares of Common Stock), the Company will not extend the date before which it must complete an Initial Business Combination beyond 24 months from the date of the Prospectus and will not redeem such shares.

(mm) in connection with an Initial Business Combination,

(i) that prior to commencing its due diligence investigation of any operating business or assets which the Company seeks to acquire for its Initial Business Combination (a “Target Business”) or obtaining the services of any vendor or service provider, the Company will use its best efforts to cause the Target Business or vendor or service provider to execute a waiver letter in the form attached hereto as Exhibit D. If a Target Business or other third party were to refuse to enter into such a waiver, the Company hereby agrees to enter into discussions with such Target Business or engage such other third party only if the Company determines that the Company could not obtain, on a reasonable basis, substantially similar services or opportunities from another entity or person willing to enter into such a waiver.

(ii) that prior to the consummation of the Initial Business Combination, the Company will submit such transaction to the Company’s stockholders for their approval (an “Initial Business Combination Vote”) even if the nature of the transaction is such as would not ordinarily require stockholder approval under applicable state law; and in the event that the Company does not effect an Initial Business Combination within 24 months from the date of the Prospectus (subject to extension for the Extended Period in accordance with Section 4(ll)), the Company will notify the Delaware Secretary of State in writing that its corporate existence is ceasing as of                 , 2010 (or ______, 2011, in the event the Extended Period is approved) and include with such notice payment of any franchise taxes then due to or assessable by the State of Delaware and the Company will be liquidated and will distribute to all holders of the Common Stock issued as part of the Units in this offering (the “IPO Shares”), an aggregate sum equal to the Company’s “Liquidation Value.” The Company’s “Liquidation Value” shall mean the greater of (i) the Company’s book value, as determined by the Company and approved by the independent registered public accounting firm then engaged by the Company, or (ii) the amount of funds in the Trust Account (including (a) the proceeds held in the Trust Account from the offering of the Securities and the sale of the Insider Warrants, (b) the amount held in the Trust Account representing the Deferred Discount and (c) any interest income earned on the funds held in the Trust Account, net of taxes payable, that are not released to the Company to cover its operating expenses in accordance with Section 4(aa)) less any amounts paid to the Company’s redeeming stockholders voting against the Extended Period. Only holders of IPO Shares shall be entitled to receive liquidating distributions and the Company shall pay no liquidating distributions with respect to any other shares of capital stock of the Company or Warrants, Founder’s Warrants or Insider Warrants. With respect to the Initial Business Combination Vote, the Company shall cause Lambert’s Cove Holdings, LLC and the Company’s directors and officers to vote all their Founder’s Shares in accordance with a majority of the shares of Common Stock voted by the Public Stockholders (as defined below) and to vote any other shares of Common Stock held by them, whenever and however acquired, in favor of the Initial Business Combination. At the time the Company seeks approval of the Initial Business Combination, the Company will offer to each holder of IPO Shares (the “Public Stockholders”) the right to redeem their shares of Common Stock at a per share redemption price (the “Redemption Price”), calculated as of two business days prior to the consummation of such proposed Initial Business Combination, equal to (A) the amount in the Trust Account (inclusive of (x) the proceeds from the offering of the Securities and the sale of Insider Warrants held in trust, (y) the amount held in the Trust Account representing the Deferred Discount and (z) any interest income earned on the funds held in the Trust Account, net of taxes payable, that are not released to the Company to cover its operating expenses in accordance with Section 4(aa)) less any amounts paid to the Company’s redeeming stockholders voting against the Extended Period, divided by (B) the total number of IPO Shares. Further, in connection with any Initial Business Combination the Company submits to the Company’s stockholders for approval, the Company shall also submit to its stockholders a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to provide for the Company’s perpetual existence, thereby removing the limitation that the Company’s corporate life continue only until [_______], 2010 (or ______, 2011, in the event the Extended Period is approved). If (x) a majority of the shares voted by the holders of IPO Shares are voted to approve the Initial Business Combination, (y) holders of no more than one share less than 40% of the IPO Shares vote against such approval of the Initial Business Combination or the approval of the Extended Period, as the case may be, and elect to redeem their IPO Shares, on a cumulative basis, including the shares as to which redemption rights were exercised in connection with the stockholder vote, if any, required to approve the Extended Period and the stockholder vote required to approve the Initial Business Combination, and (z) a majority of the Company’s outstanding shares of Common Stock are voted to approve the amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for the Company’s perpetual existence, the Company will proceed with such Initial Business Combination. If the Company proceeds with the Initial Business Combination, it will redeem shares, based upon the Redemption Price, from those holders of IPO Shares who affirmatively requested such redemption and who voted against the Initial Business Combination. Only Public Stockholders shall be entitled to receive distributions from the Trust Account in connection with the approval of an Initial Business Combination, and the Company shall pay no distributions with respect to any other holders of shares of capital stock of the Company. If holders of 40% or more of the IPO Shares vote against approval of a potential Initial Business Combination or approval of the Extended Period, as the case may be, and elect to redeem their IPO Shares, on a cumulative basis, including the shares as to which redemption rights were exercised in connection with the stockholder vote, if any, required to approve the Extended Period and the stockholder vote required to approve the Initial Business Combination (or if the Initial Business Combination is not approved by a majority of the shares voted by the holders of IPO Shares or the amendment to the Company’s Amended and Restated Certificate of Incorporation is not approved by a majority of the Company’s outstanding shares of Common Stock), the Company will not proceed with such Initial Business Combination and will not redeem such shares;

(iii) that the initial Target Business or Target Businesses that it acquires in an Initial Business Combination must have a fair market value equal to at least 80% of sum of the balance in the Trust Account, but excluding taxes payable by the Company and the Deferred Discount (including any of which relates to the Additional Securities), at the time the Company enters into a definitive agreement providing for the Company’s Initial Business Combination; provided, however, that, if (A) the Company has entered into a definitive agreement with respect to an Initial Business Combination within 24 months from the date of the Prospectus, (B) the Company has extended the date by which it must complete such Initial Business Combination to [_______], 2011, and (C) the Company abandons such Initial Business Combination, any Target Business or Target Businesses that the Company seeks to acquire in a subsequent Initial Business Combination must have a fair market value equal to at least 80% of sum of the balance in the Trust Account, but excluding taxes payable by the Company and the Deferred Discount (including any of which relates to the Additional Securities), at the time of the stockholder vote on the Extended Period. The fair market value of such business or businesses must be determined by the board of directors of the Company based upon standards generally accepted by the financial community, such as actual and potential sales, earnings and cash flow and book value. If the board of directors of the Company is not able to independently determine that the Target Business or Target Businesses have a fair market value of at least 80% of sum of the balance in the Trust Account, but excluding the Deferred Discount (including any of which relates to the Additional Securities), at the time of such Initial Business Combination, the Company will obtain an opinion from an unaffiliated, independent investment banking firm which is a member of the FINRA and is reasonably acceptable to the Representatives with respect to the satisfaction of such criteria. The Company is not required to obtain an opinion from an investment banking firm as to the fair market value of the Target Business if the Company’s board of directors independently determines that the Target Business does have sufficient fair market value, subject, however, to the requirements of Section 4(mm)(iv);

(iv) that, in the event the Company seeks to complete an Initial Business Combination with a Target Business that is affiliated with Lambert’s Cove Holdings, LLC, the Company’s directors or officers or any of the Company’s or their affiliates, the Company shall obtain an opinion from an unaffiliated, independent investment banking firm which is a member of the FINRA and is reasonably acceptable to the Representatives that such an Initial Business Combination is fair to the Company’s stockholders from a financial point of view. Such opinion shall be included in the Company’s proxy solicitation materials furnished to stockholders in connection with the Initial Business Combination Vote; and

(v) that within five (5) Business Days following the consummation by the Company of an Initial Business Combination, the Company shall cause an announcement (the “Initial Business Combination Announcement”) to be placed, at its cost, in The Wall Street Journal, The New York Times and a third national publication to be selected by the Representatives announcing the consummation of the Initial Business Combination and indicating that the Underwriters were the underwriters in the offering. The Company shall supply the Representatives with a draft of the Initial Business Combination Announcement and provide the Representatives with a reasonable opportunity to comment thereon in advance. The Company will not place the Initial Business Combination Announcement without the final approval of the Representatives.

(nn) that upon the consummation of the Initial Business Combination, to pay to the Representatives, on behalf of the Underwriters, the Deferred Discount. Payment of the Deferred Discount will be made out of the proceeds of this offering held in the Trust Account. The Underwriters shall have no claim to payment of any interest earned on the portion of the proceeds held in the Trust Account representing the Deferred Discount. If the Company fails to consummate its Initial Business Combination within the required time period set forth in the Registration Statement, the Deferred Discount will not be paid to the Representatives and will, instead, be included in the liquidation distribution of the proceeds held in the Trust Account made to the holders of the IPO Shares. In connection with any such liquidation distribution, the Underwriters will forfeit any rights or claims to the Deferred Discount, including any accrued interest thereon.

5. Reimbursement of Underwriters’ Expenses. If the Securities are not delivered for any reason other than the termination of this Agreement pursuant to the fifth paragraph of Section 8 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 4(k) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.

6. Conditions of Underwriters’ Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

(a) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Ellenoff Grossman & Schole LLP, counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to UBS, in the form set forth in Exhibit B hereto.

(b) You shall have received from RK letters dated, respectively, the date of this Agreement, the date of the Prospectus, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters (with executed copies for each of the Underwriters) in the forms satisfactory to UBS, which letters shall cover, without limitation, the various financial disclosures contained in the Registration Statement, the Preliminary Prospectuses and the Prospectus.

(c) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Clifford Chance US LLP, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to UBS.

(d) No Prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which you shall have objected in writing.

(e) The Registration Statement, the Exchange Act Registration Statement and any registration statement required to be filed, prior to the sale of the Securities, under the Act pursuant to Rule 462(b) shall have been filed and shall have become effective under the Act or the Exchange Act, as the case may be. If Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement (or such earlier time as may be required under the Act).

(f) Prior to and at the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Preliminary Prospectuses or the Prospectus, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (iv) the Disclosure Package, and all amendments or supplements thereto, shall not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(g) The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Executive Officer and its [Principal Financial Officer], dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit C hereto.

(h) You shall have received each of the signed Lock-Up Agreements referred to in Section 4(l) hereof, and each such Lock-Up Agreement shall be in full force and effect at the time of purchase and the additional time of purchase, as the case may be.

(i) At the time of purchase, the Company shall have furnished to the Representatives Insider Letters, substantially in the form filed as exhibits to the Registration Statement (as the same may be amended or supplemented from time to time) from each of Lambert’s Cove Holdings, LLC and each officer or director of the Company.

(j) On the date hereof, the Company shall have delivered to the Representatives executed copies of the Trust Agreement, the Warrant Agreement, the Private Placement Agreement, the Services Agreement, the Registration Rights Agreement, the Founder’s Securities Purchase Agreement, and the Escrow Agreement [other agreements, if applicable].

(k) On the date hereof, the time of purchase and, if applicable, at the additional time of purchase, the Company shall have requested and caused each of Lambert’s Cove Holdings, LLC, and the Company’s directors and officers to have executed and furnished to the Representatives a certificate, dated, as applicable, as of the date hereof, the time of purchase or, if applicable, at the additional time of purchase, and addressed to the Representatives, to the effect that, except as described in the Registration Statement, the Disclosure Package and the Prospectus, there are no claims, payments, arrangements, contracts, agreements or understandings relating to the payment of a brokerage commission or finder’s, consulting, origination or similar fee by Lambert’s Cove Holdings, LLC or the Company’s directors or officers with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings by Lambert’s Cove Holdings, LLC or such directors or officers that may affect the Underwriters’ compensation, as determined by the FINRA.

(l) prior to the time of purchase, the entire proceeds of $3,050,000 from the sale of the Insider Warrants shall have been deposited in the Trust Account.

(m) At the time of purchase, all of the Founder’s Securities and the Insider Warrants shall have been placed in escrow with the Escrow Agent in accordance with the Escrow Agreement.

(n) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, any Preliminary Prospectus or the Prospectus as of the time of purchase and, if applicable, the additional time of purchase, as you may reasonably request.

(o) The Units, the Common Stock and the Warrants shall have been approved for listing on the AMEX, subject only to notice of issuance and evidence of satisfactory distribution at or prior to the time of purchase or the additional time of purchase, as the case may be.

(p) The FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.

7. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of UBS, if (1) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the Preliminary Prospectuses and the Prospectus there has been any change or any development involving a prospective change in the business, properties, management, financial condition or results of operations of the Company and its subsidiaries taken as a whole, the effect of which change or development is, in the sole judgment of UBS, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Registration Statement, the Preliminary Prospectuses and the Prospectus, or (2) since the time of execution of this Agreement, there shall have occurred: (A) a suspension or material limitation in trading in securities generally on the NYSE, the AMEX or the NASDAQ Global Market; (B) a suspension or material limitation in trading in the Company’s securities on the AMEX; (C) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (D) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (E) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (D) or (E), in the sole judgment of UBS, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Registration Statement, the Preliminary Prospectuses and the Prospectus or (3) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of: (A) any intended or potential downgrading or (B) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Company or any subsidiary of the Company by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) under the Act.

If UBS elects to terminate this Agreement as provided in this Section 7, the Company and each other Underwriter shall be notified promptly in writing.

If the sale to the Underwriters of the Securities, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(k), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

8. Increase in Underwriters’ Commitments. Subject to Sections 6 and 7 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Securities to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 6 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 hereof) and if the number of Firm Securities which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Securities, the non-defaulting Underwriters (including the Underwriters, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate number of Firm Securities they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Securities agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Securities shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Securities shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Securities set forth opposite the names of such non-defaulting Underwriters in Schedule A.

Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Firm Securities hereunder unless all of the Firm Securities are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A hereto.

If the aggregate number of Firm Securities which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Securities which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm Securities which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company to any Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

9. Indemnity and Contribution.

(a) The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and any amendments or supplements to the foregoing), or in any “issuer information” (as defined in Rule 433 under the Act) of the Company or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

(b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

(c) If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against the Company or an Underwriter (as applicable, the “indemnifying party”) pursuant to subsection (a) or (b), respectively, of this Section 9, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent, such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 9(c), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

(d) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Units. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(e) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

(f) The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Units. The Company and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company’s officers or directors in connection with the issuance and sale of the Securities, or in connection with the Registration Statement, any Preliminary Prospectus or the Prospectus.

10. Information Furnished by the Underwriters. The statements set forth in [the second sentence of the last paragraph on the cover page of the Prospectus and the statements set forth in the first and second sentences of the third paragraph and the eleventh paragraph under the caption “Underwriting”] in the Prospectus, only insofar as such statements relate to the amount of selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the Underwriters, constitute the only information furnished by or on behalf of the Underwriters, as such information is referred to in Sections 3 and 9 hereof.

11. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026, Attention: Syndicate Department and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 817 West Peachtree, Suite 550, Atlanta, GA 30308, Attention: Jeffrey C. Levy, President and Chief Executive Officer.

12. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

13. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party. Each Underwriter and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

14. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and to the extent provided in Section 9 hereof the controlling persons, partners, directors and officers referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

15. No Fiduciary Relationship. The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Company’s securities. The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, stockholders or creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

16. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

17. Successors and Assigns. This Agreement shall be binding upon the Underwriters and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company’s and any of the Underwriters’ respective businesses and/or assets.

18. Miscellaneous. UBS, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

If the foregoing correctly sets forth the understanding among the Company and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement among the Company and the Underwriters, severally.

Very truly yours,

Lambert’s Cove Acquisition Corporation

By:
Name: Jeffrey C. Levy
Title: President and Chief Executive Officer

Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters named in Schedule A

UBS Securities LLC

Morgan Joseph & Co., Inc.

By: UBS Securities LLC

By:
Name:
Title:

By:
Name:
Title:

By: Morgan Joseph & Co., Inc.

By:
Name:
Title:

SCHEDULE A

Underwriter	Number of Firm Securities
UBS SECURITIES LLC	[____	]
MORGAN JOSEPH & CO., INC. .	[____	]

Total	[10,000,000	]

SCHEDULE B

[Not Applicable]

EXHIBIT A

Lock-Up Agreement

___________ ___, 2008

UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026

Morgan Joseph & Co., Inc.
[______________]
[______________]

Together with the other Underwriters named
in Schedule A to the Underwriting Agreement
referred to herein

Ladies and Gentlemen:

This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by Lambert’s Cove Acquisition Corporation, a Delaware corporation (the “Company”), and you and the other underwriters named in Schedule A to the Underwriting Agreement, with respect to the public offering (the “Offering”) of Units consisting of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and one Warrant to purchase one share of Common Stock of the Company.

In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, for a period (the “Lock-Up Period”) beginning on the date hereof and ending on, and including, the date that is 180 days after the date of the final prospectus relating to the Offering, the undersigned will not, without the prior written consent of UBS Securities LLC and Morgan Joseph & Co., Inc., (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”), with respect to, any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the registration of the offer and sale of Units as contemplated by the Underwriting Agreement and the sale of the Units to the Underwriters (as defined in the Underwriting Agreement) in the Offering, (b) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement or (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement. For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.

In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock or other securities in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of UBS Securities LLC and Morgan Joseph & Co., Inc., make any demand for, or exercise any right with respect to, the registration of Units, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities.

Notwithstanding the above, if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs.

In addition, the undersigned hereby waives any and all preemptive rights, participation rights, resale rights, rights of first refusal and similar rights that the undersigned may have in connection with the Offering or with any issuance or sale by the Company of any equity or other securities before the Offering, except for any such rights as have been heretofore duly exercised.

The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of Units, shares of Common Stock or Warrants of the Company.

* * *

If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the “time of purchase” (as defined in the Underwriting Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

Yours very truly,

Name:

EXHIBIT A-1

LIST OF PARTIES TO EXECUTE LOCK-UP AGREEMENTS

Name	Position (if applicable)

1. Mark A. Pelson	Chairman of the Board
2. Jeffrey C. Levy	President, Chief Executive Officer and Director
3. Bruce N. Hawthorne	Director
4. Lambert’s Cove Holdings, LLC
5. [Other]	[Other]

[All directors, officers, security holders]

A-1-1

EXHIBIT B

OPINION OF ELLENOFF GROSSMAN & SCHOLE LLP

UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026

Morgan Joseph & Co., Inc.
[______________]
[______________]

Together with the other Underwriters named
in Schedule A to the Underwriting Agreement
referred to herein

Ladies and Gentlemen:

We are of the opinion that:

1.
The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Preliminary Prospectus and the Prospectus, to execute and deliver the Underwriting Agreement and to perform its obligations thereunder, including, without limitation, to issue, sell and deliver the Units, including the underlying Common Stock and Warrants, as contemplated by the Underwriting Agreement.

2.
The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its businesses requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company.

3.	The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

4.
The Warrant Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally from time to time in effect and by equitable principles of general applicability.

5.
Each of the Insider Letters has been duly authorized, executed and delivered by each of Lambert’s Cove Holdings, LLC and the Company’s directors and executive officers, respectively, and is a valid and binding agreement of each of Lambert’s Cove Holdings, LLC and the Company’s directors and officers, respectively, enforceable against each of Lambert’s Cove Holdings, LLC and the Company’s directors and officers, respectively, in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally from time to time in effect and by equitable principles of general applicability.

6.
The Trust Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally from time to time in effect and by equitable principles of general applicability.

7.
The Escrow Agreement has been duly authorized, executed and delivered by each of the Company and Lambert’s Cove Holdings, LLC [and other stockholders] and is a valid and binding agreement of each of the Company and Lambert’s Cove Holdings, LLC [and other stockholders], enforceable against each of the Company and Lambert’s Cove Holdings, LLC [and other stockholders] in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally from time to time in effect and by equitable principles of general applicability

8.
The Services Agreement has been duly authorized, executed and delivered by each of the Company and Lambert’s Cove Holdings, LLC and is a valid and binding agreement of each of the Company and Lambert’s Cove Holdings, LLC, enforceable against each of the Company and Lambert’s Cove Holdings, LLC in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally from time to time in effect and by equitable principles of general applicability.

9.
The Registration Rights Agreement has been duly authorized, executed and delivered by each of the Company and Lambert’s Cove Holdings, LLC [and other stockholders] and is a valid and binding agreement of each of the Company and Lambert’s Cove Holdings, LLC [and other stockholders] enforceable against each of the Company and Lambert’s Cove Holdings, LLC [and other stockholders] in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally from time to time in effect and by equitable principles of general applicability.

10.
The Private Placement Agreement has been duly authorized, executed and delivered by each of the Company and Lambert’s Cove Holdings, LLC and is a valid and binding agreement of each of the Company and Lambert’s Cove Holdings, LLC, enforceable against each of the Company and Lambert’s Cove Holdings, LLC in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally from time to time in effect and by equitable principles of general applicability.

11.	[Add other appropriate agreements, if applicable]

12.	The Units, including the underlying Common Stock and Warrants, have been duly and validly authorized.

13.
The shares of Common Stock included in the Units have been duly authorized and, when issued and delivered against payment for the Securities by the Underwriters pursuant to the Underwriting Agreement, will be validly issued, fully paid and non-assessable; the holders of such shares of Common Stock are not and will not be subject to personal liability by reason of being such holders; such shares of Common Stock are not and will not be subject to any preemptive or other similar contractual rights granted by the Company.

14.
The Warrants included in the Units have been duly authorized and, when executed, authenticated, issued and delivered in the manner set forth in the Warrant Agreement against payment for the Securities by the Underwriters pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally from time to time in effect and by equitable principles of general applicability; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities.

15.
The shares of Common Stock issuable upon exercise of the Warrants have been duly authorized and reserved for issuance and when issued and delivered against payment therefor pursuant to the Warrants and the Warrant Agreement, will be validly issued, fully paid and non-assessable; no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

16.
The Founder’s Units have been duly authorized and validly issued. The Founder’s Shares have been duly authorized and are validly issued, fully paid and nonassessable. The Founder’s Warrants have been duly authorized, executed, authenticated, issued, delivered, and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally from time to time in effect and by equitable principles of general applicability. The shares of Common Stock issuable upon exercise of the Founder’s Warrants have been duly authorized and reserved for issuance and, when issued and delivered against payment therefor pursuant to the Founder’s Warrants and the Warrant Agreement, will be validly issued, fully paid and non-assessable.

17.
The Insider Warrants have been duly authorized, executed, authenticated, issued and delivered, and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally from time to time in effect and by equitable principles of general applicability. The shares of Common Stock issuable upon exercise of the Insider Warrants have been duly authorized and reserved for issuance and, when issued and delivered against payment therefor pursuant to the Insider Warrants and the Warrant Agreement will be validly issued, fully paid and non-assessable.

18.
The Company has an authorized and outstanding capitalization as set forth in the Registration Statement, the Preliminary Prospectus and the Prospectus; the Amended and Restated Certificate of Incorporation of the Company and the Bylaws of the Company, each in the form filed as an exhibit to the Registration Statement, have been heretofore duly authorized and adopted, have been filed as required, and are in full force and effect as of the date hereof, in each case in accordance with the laws of the State of Delaware.

19.
The capital stock of the Company, including the Units, the Common Stock and the Warrants, conforms in all material respects to the description thereof, if any, contained in the Registration Statement, the Preliminary Prospectus and the Prospectus.

20.
The Registration Statement, the Preliminary Prospectus and the Prospectus (except as to the financial statements and schedules, and other financial data derived therefrom, contained in the Registration Statement, the Preliminary Prospectus and the Prospectus, as to which we express no opinion) comply as to form in all material respects with the requirements of the Act (including, in the case of the Prospectus, Section 10(a) of the Act).

21.
The Registration Statement has become effective under the Act and, to our knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act, and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 under the Act has been made in the manner and within the time period required by such Rule 424 and in the manner and within the time period required by Rule 430A under the Act; and the classes of securities consisting of the Units, the Common Stock and the Warrants has become registered under Section 12(b) of the Exchange Act.

22.
No approval, authorization, consent or order under any federal law, under the laws of the State of New York or under the laws of the State of Delaware or approval, authorization, consent of or filing with any New York or Delaware governmental or regulatory commission, board, body, authority or agency, or approval of the stockholders of the Company or the members of Lambert’s Cove Holdings, LLC, is required in connection with the issuance and sale of the Units or with the consummation of the transactions contemplated by the Underwriting Agreement, the Warrant Agreement, the Insider Letters, the Trust Agreement, the Escrow Agreement, the Services Agreement, the Registration Rights Agreement or the Private Placement Agreement [add other agreements, if applicable] other than registration of the Securities under the Act, which has been effected (except that we express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Underwriters and we express no opinion with respect to the Conduct Rules of the FINRA).

23.
The execution, delivery and performance of the Underwriting Agreement, the Warrant Agreement, the Insider Letters, the Trust Agreement, the Escrow Agreement, the Services Agreement, the Registration Rights Agreement and the Private Placement Agreement [add other agreements, if applicable] by the Company and Lambert’s Cove Holdings, LLC, to the extent such entity is a party to each such agreement or letter, the issuance and sale of the Securities and the consummation of the transactions contemplated by the Underwriting Agreement, the Warrant Agreement, the Insider Letters, the Trust Agreement, the Escrow Agreement, the Services Agreement, the Registration Rights Agreement and the Private Placement Agreement [add other agreements, if applicable] do not and will not result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company pursuant to) (i) the charter or bylaws or other organizational documents of the Company or Lambert’s Cove Holdings, LLC, or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument (collectively, “Agreements and Instruments”) to which the Company or Lambert’s Cove Holdings, LLC is a party or by which either of them or any of their respective properties may be bound or affected, or (iii) federal laws, the laws of the State of New York or the laws of the State of Delaware, or (iv) any decree, judgment or order applicable to the Company or Lambert’s Cove Holdings, LLC or any of their respective properties, which decree, judgment or order is known by us.

24.
To our knowledge, there are no contracts, licenses, agreements, leases or documents of a character which are required to be described in the Registration Statement, the Preliminary Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement which have not been so described or filed as required.

25.
To our knowledge, (i) the Company is not a party to any legal or governmental action or proceeding that challenges the validity or enforceability, or seeks to enjoin the performance, of the Underwriting Agreement; and (ii) there are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which the Company, Lambert’s Cove Holdings, LLC or any of their respective directors, officers, managers or members is or would be a party or to which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Registration Statement, the Preliminary Prospectus or the Prospectus but are not so described as required.

26.
The Company is not and, after giving effect to the offering and sale of the Securities as described in the Registration Statement, the Preliminary Prospectus and the Prospectus, will not be an “investment company” as such term is defined in the Investment Company Act.

27.
The statements in the Registration Statement, the Preliminary Prospectus and the Prospectus under the headings under the headings “Proposed Business—Comparison to offerings of blank check companies—Terms Under a Rule 419 Offering”, “Certain Relationships and Related Transactions”, “Description of Securities” and “Material U.S. Federal Income Tax Considerations” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

28.
No person has the right, pursuant to the terms of any contract, agreement or other instrument described in or filed as an exhibit to the Registration Statement or otherwise known to us, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock or other equity interest in the Company or to include any such shares or interest in the Registration Statement or the offering contemplated thereby.

29.	Registration under the Act of the offer and sale of the Founder’s Securities and the Insider Warrants to Lambert’s Cove Holdings, LLC [and other stockholders] is not required.

30.
We have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement, the Preliminary Prospectus and the Prospectus were discussed and, although we are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Preliminary Prospectus or the Prospectus, on the basis of the foregoing, nothing has come to our attention that causes us to believe that (i) the Registration Statement, at the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Preliminary Prospectus, as of the Applicable Time (as defined below), included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Prospectus, as of its date, or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we express no opinion in this paragraph 28 with respect to the financial statements and schedules, and other financial data derived therefrom, included in the Registration Statement, the Preliminary Prospectus or the Prospectus). As used herein, “Applicable Time” means [___] [“A.M.” / “P.M.”], New York City time, on [pricing date], 2007.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

EXHIBIT C

OFFICERS’ CERTIFICATE

Each of the undersigned, Jeffrey C. Levy, President and Chief Executive Officer of Lambert’s Cove Acquisition Corporation, a Delaware corporation (the “Company”), and [Name], [principal financial officer] of the Company, on behalf of the Company, does hereby certify pursuant to Section 6(g) of that certain Underwriting Agreement dated [pricing date] (the “Underwriting Agreement”) between the Company and, on behalf of the several Underwriters named therein, UBS Securities LLC and Morgan Joseph & Co., Inc., that as of [date]:

1.	He has reviewed the Registration Statement, each Preliminary Prospectus and the Prospectus.

2.	The representations and warranties of the Company as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.

3.	The Company has performed all of its obligations under the Underwriting Agreement as are to be performed at or before the date hereof.

4.	The conditions set forth in paragraph (f) of Section 6 of the Underwriting Agreement have been met.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

In Witness Whereof, the undersigned have hereunto set their hands on this [date].

Name:	Jeffrey C. Levy
Title:	President and Chief Executive Officer

Name:
Title:	[principal financial officer]

C-1

EXHIBIT D

TARGET BUSINESS/VENDOR/SERVICE PROVIDER WAIVER LETTER

Letter for Target Business

Lambert’s Cove Acquisition Corporation
817 West Peachtree, Suite 550
Atlanta, GA 30308

Ladies and Gentlemen:

Reference is made to the Final Prospectus of Lambert’s Cove Acquisition Corporation (the “Company”), dated [_________] (the “Prospectus”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus.

We have read the Prospectus and understand that the Company has established a trust account at JP Morgan Chase Bank NA, maintained by American Stock Transfer & Trust Company, acting as Trustee, as described in the Prospectus (the “Trust Account”), initially in an amount of $[98,500,000] for the benefit of the public stockholders and that the Company may disburse monies from the Trust Account only (i) to the public stockholders in the event of the liquidation of the Company; (ii) to the Company from interest earned on the funds in the Trust Account (a) to pay any taxes incurred by the Company, and (b) up to an aggregate of $2,500,000 of interest income for working capital; (iii) to redeeming stockholders voting against the extended period as described in the Prospectus; or (iv) to the Company and the underwriters after the Company consummates a business combination.

For and in consideration of the Company agreeing to evaluate the undersigned for purposes of consummating a business combination with it, the undersigned hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Account (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

Print Name of Target Business

Authorized Signature of Target Business

D-1

Letter for Vendors or Service Providers

Lambert’s Cove Acquisition Corporation
817 West Peachtree, Suite 550
Atlanta, GA 30308

Ladies and Gentlemen:

Reference is made to the Final Prospectus of Lambert’s Cove Acquisition Corporation (the “Company”), dated [______] (the “Prospectus”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus.

We have read the Prospectus and understand that the Company has established a trust account at JP Morgan Chase Bank NA, maintained by American Stock Transfer & Trust Company, acting as Trustee, as described in the Prospectus (the “Trust Account”), initially in an amount of $[98,500,000] for the benefit of the public stockholders and that the Company may disburse monies from the Trust Account only (i) to the public stockholders in the event of the liquidation of the Company; (ii) to the Company from interest earned on the funds in the Trust Account (a) to pay any taxes incurred by the Company, and (b) up to an aggregate of $2,500,000 of interest income for working capital; (iii) to redeeming stockholders voting against the extended period as described in the Prospectus; or (iv) to the Company and the underwriters after the Company consummates a business combination.

For and in consideration of the Company agreeing to engage the undersigned, the undersigned hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Account (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

Print Name of Vendor or Service Provider

Authorized Signature of Vendor or Service Provider

D-2